EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to
18 U.S.C. Section 1350,
As Adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Zeynep Hakimoglu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of ClearOne Communications, Inc. on Form 10-K for the year ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of ClearOne Communications, Inc.

Date: August 18, 2005	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu
President and Chief Executive Officer
(Principal Executive Officer)

A signed original of the written statement above required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to ClearOne Communications, Inc. and will be retained by ClearOne Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.